                                                                    EXHIBIT 32.2

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
                        FORTIS BENEFITS INSURANCE COMPANY
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the quarterly report of Fortis Benefits Insurance Company (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ranell Jacobson, Treasurer (Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2004

                                    /s/ Ranell Jacobson
                                    ----------------------------------------
                                    Ranell Jacobson
                                    Treasurer
                                    (Chief Financial Officer)